Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations

18. Discontinued Operations

During the first quarter of 2010, we completed the sale of the remaining business comprising our real estate services business. During the second quarter of 2010, we completed the sale of our third-party collection business in South Africa to the existing minority shareholders. We will have no significant ongoing relationship with either of these businesses. We had no revenue from discontinued operations in 2011 or 2012. Revenue from discontinued operations was $5.0 million in 2010. We had no income or loss from discontinued operations in 2012. The net loss from discontinued operations for 2011 of $0.5 million was a result of expenses incurred to wind down these operations. Income from discontinued operations for 2010 included gains, net of tax, of $10.9 million on the final disposal of these businesses and operating losses of $2.7 million.